UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 25, 2004

A.G. EDWARDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08527	43-1288229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Jefferson Avenue,
St. Louis Missouri		63103
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 955-3000

Item 12.	Results of Operations and Financial Condition.

Filed herewith is the Unaudited Earnings Summaries for the three months and the year ended February 29, 2004 and supplemental quarterly information for A.G. Edwards, Inc., as contained in a press release dated March 25, 2004. The results of operations for such periods are unaudited.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	99 (i)	Unaudited Earnings Summaries for the three months and the year ended February 29, 2004 and supplemental quarterly information.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date:	March 25, 2004	By:	/s/Joseph G. Porter
Joseph G. Porter
Principal Accounting Officer

Exhibit Index

Exhibit No.	Description

99(i)	Unaudited Earnings Summaries for the three months and the year ended February 29, 2004 and supplemental quarterly information.